                      SUPPLEMENT DATED FEBRUARY 25, 2002
                       TO SUPPLEMENT DATED JUNE 22, 2001
                       TO PROSPECTUSES DATED MAY 1, 2001

                                    FOR

           ENSEMBLE I, ENSEMBLE II, ENSEMBLE III AND ENSEMBLE EXEC
                           VARIABLE LIFE INSURANCE
                      ISSUED BY:  JPF SEPARATE ACCOUNT A

                                     AND

               ENSEMBLE SL SURVIVORSHIP VARIABLE LIFE INSURANCE
                      ISSUED BY:  JPF SEPARATE ACCOUNT C


This supplement updates and supercedes certain information contained in the supplement dated June 22, 2001 describing a proposed substitution of shares for three of the portfolios in which the divisions available under the policies listed above invest.

The proposed Substitution has been modified in the following respect only: it is now proposed to substitute shares of JPVF World Growth Stock Portfolio for shares of JPVF Global Hard Assets Portfolio. The application to approve the Substitution is still pending before the SEC.

Retain a copy of this supplement with your prospectus(es) for future reference. You may obtain additional copies of any of the prospectuses, free of charge, by writing or calling Jefferson Pilot Financial Insurance Company ("JP Financial") at the address or telephone number set for the below.

                JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                            ONE GRANITE PLACE
                      CONCORD, NEW HAMPSHIRE 03301
                        (800) 258-3648 EXT. 7719